DELAWARE VIP TRUST

Macquarie VIP Total Return Series

IVY VARIABLE INSURANCE PORTFOLIOS

Macquarie VIP Asset Strategy Series
Macquarie VIP Balanced Series
Macquarie VIP Pathfinder Aggressive Series
Macquarie VIP Pathfinder Moderately Aggressive Series
Macquarie VIP Pathfinder Moderate Series
Macquarie VIP Pathfinder Moderately Conservative Series
Macquarie VIP Pathfinder Conservative Series
Macquarie VIP Pathfinder Moderate – Managed Volatility Series
Macquarie VIP Pathfinder Moderately Aggressive – Managed Volatility Series
Macquarie VIP Pathfinder Moderately Conservative – Managed Volatility Series

(each a “Series” and together, the “Series”)

Supplement to the Series’ Statutory Prospectus dated May 1, 2025, as amended

Effective on or around July 31, 2025, the following replaces the information in the statutory prospectus section entitled “How we manage the Series – Our principal investment strategies – Macquarie VIP Asset Strategy Series”:

The Series seeks to achieve its objective by allocating its assets among different asset classes of varying correlation around the globe. The Manager primarily invests a portion of the Series' assets in global equity securities that the Manager believes can outperform the Series' benchmark index, the MSCI ACWI Index, over a full market cycle before taking into account fund expenses (the Equity portion). The Manager then invests the Series' remaining assets (the Diversifying portion) in various additional asset classes that may have a lower correlation or volatility than the Equity portion, including but not limited to global fixed-income securities, Treasury instruments, precious metals, commodities and cash. The Manager may allocate the Series' investments among these different asset classes in different proportions at different times, but generally seeks to invest 55% — 65% of the Series' total assets in equities or equity-like securities and 35% — 45% of the Series' total assets in the Diversifying portion. In connection with the active allocation among these different asset classes, MIMAK, the sub-advisor to the Series, will also manage a tactical/completion sleeve. The tactical/completion sleeve will typically vary from 0% to 20% of the Series' total assets and primarily hold derivatives and ETFs. If applicable, the derivatives and ETFs within the tactical/completion sleeve will also be counted towards the asset classes noted above. MIMAK and the Manager use a dynamic asset-allocation framework to determine the proportion of the Series' assets that will be allocated to the various asset classes noted above, based on the market assessment and portfolio risk contribution for such asset classes.

Within this tactical/completion sleeve the Series may invest in ETFs managed by the Manager and/or its affiliates (“Affiliated ETFs”) and ETFs that are managed by unaffiliated investment advisers (“Unaffiliated ETFs”).  In selecting underlying ETFs, the MIMAK and the Manager may select certain Affiliated ETFs, even if there may (or may not) be one or more Unaffiliated ETFs that investors might regard as equally or more attractive to the Series.

For the purposes of this section, a reference to the Manager may also include MIMAK, with respect to its role as sub-advisor of the Series.

In selecting securities for the Series, the Manager primarily emphasizes a bottom-up (researching individual issuers) approach and seeks to find relative value across the asset classes noted above. Part of the Manager's investment process also includes a top-down (assessing the market and economic environment) analysis.

With respect to the Equity portion, the Manager seeks what it believes are well-positioned companies with a strong and / or growing sustainable competitive advantage in attractive industries across the globe which the Manager believes can exceed current earnings estimates. The Manager looks for companies that are taking market share within their industries, which results in high levels of cash flow, as well as stable to improving margins and returns. The Manager generally focuses on companies that are growing, innovating, improving margins, returning capital through dividend growth or share buybacks and / or offering what the Manager believes to be sustainable high free cash flow.

The Series has the flexibility to invest in both growth and value companies. The Series will tend to emphasize growth-oriented companies, but will typically shift towards value-oriented companies when it feels growth stocks are too expensive on a relative basis or during an economic cycle where the Manager believes that cyclical companies have become oversold. Although the Series primarily invests in securities issued by large, well-established companies, it may invest in securities issued by companies of any size.

Within the Diversifying portion, the Series has the flexibility to invest in a wide range of assets that, in the Manager's view, present attractive risk-adjusted returns as compared to the Equity portion, and/or reduce the Series' overall risk profile. Diversifying assets may be comprised of global fixed-income instruments, including investment-grade and high-yield bonds, as well as emerging market, corporate and sovereign bonds and bank loans, although the Manager anticipates that a majority of the assets within the Diversifying portion will consist of investment-grade securities. As noted, such fixed-income instruments may include high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality; although the Manager anticipates that investments in junk bonds will be minimal within the Diversifying portion, and, in no event, will such investments exceed 10% of the Series' total assets. When selecting these instruments, the Manager focuses heavily on free cash flow and an issuer's ability to de-lever itself (in other words to reduce debt) through the credit cycle. The Series also can invest in government securities issued by the Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or instrumentalities, international and supranational bonds issued or guaranteed by other governments and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises, as well as TIPs, REITs, precious metals, commodities and cash.

The Series may use a wide range of derivatives instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Series will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the Series' portfolio characteristics. For example, the Series may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

Within each of the Equity and the Diversifying portions, the Series may invest in US and foreign securities. The Equity portion of the Series generally will invest at least 30% of its assets, and may invest up to 75%, in foreign securities and in securities denominated in currencies other than the US dollar, including issuers located in and/or generating revenue from emerging markets. Many of the companies in which the Series may invest have diverse operations, with products or services in foreign markets. Therefore, the Series may have indirect exposure to various foreign markets through investments in these companies, even if the Series is not invested directly in such markets.

The Manager may allocate the Series' investments among the different types of assets noted above in different proportions at different times (keeping in mind the general percentages noted above) and may exercise a flexible strategy in selecting investments. The Manager does not intend to concentrate the Series in any geographical region or industry sector; however, it is not limited by investment style or by the issuer's location or industry sector.

Subject to diversification limits, the Series also may invest up to 10% of its total assets at the time of investment in precious metals.

The Series previously invested in private placements and other restricted securities in an amount up to 15% of its net assets, in accordance with its investment restrictions. Private placements and other restricted securities may be difficult to resell because a ready market for resale may not exist at any given time. While the Series may continue to invest in various types of restricted securities, including Rule 144A Securities, the Series does not intend to further invest in private placements and seeks to sell its remaining holdings of such private placement securities as opportunities arise for such sale. Many such securities lack readily available market prices which requires the Series to determine a fair value for such investments in accordance with valuation guidelines adopted by the Board. The more limited financial information may make it more difficult to value such investments and may make it difficult to accurately determine the Series' exposure to privately issued securities. The Series' NAV could be adversely affected if the Series' determinations regarding the fair value of the Series' investments were materially higher than the values that the Series ultimately realizes upon the disposal of such investments.

The Series may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act. The Series also may invest in exchange-traded funds (ETFs). The Series may invest in companies that are offered in IPOs. The Series also may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the Separate Trading of Registered Interest and Principal of Securities (STRIPS) program. In addition, the Series may invest in “A-shares” of certain Chinese companies — which otherwise are not eligible to be directly purchased by US mutual funds — through various trading programs with Chinese-based stock exchanges. The Series may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Series receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

At times, the Series may invest in the Subsidiary, which is a wholly owned company acting as an investment vehicle for the Series, in order to effect certain investments consistent with the Series' investment objective. The Series' investment in the Subsidiary is expected to provide the Series with exposure to certain investments in accordance with the limits of the federal tax laws.

In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: MIMEL and MIMGL. The Manager may also permit MIMGL to execute Series equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL's or MIMGL's specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

Effective on or around July 31, 2025, the following replaces the information in the statutory prospectus section entitled “How we manage the Series – Our principal investment strategies – Macquarie VIP Balanced Series”:

Macquarie VIP Balanced Series seeks to achieve its objective to provide total return through a combination of capital appreciation and current income by investing primarily in a diversified mix of stocks, debt securities and short-term instruments, depending on market conditions. There is no guarantee, however, that the Series will achieve its objective.

The Series invests at least 50% of its total assets in equity securities with the objective of providing potential capital appreciation and some dividend income. The Series invests at least 30% of its total assets in debt securities, with the objective of providing income and relative stability of capital. The Series also may invest in convertible securities and preferred stocks.

MIMAK, the sub-advisor to the Series, and the Manager use a dynamic asset-allocation framework to determine the proportion of the Series' assets that will be allocated to the various asset classes noted above, based on the market assessment and portfolio risk contribution for such asset classes. In addition, MIMAK will also manage a tactical/completion sleeve and such sleeve will typically vary from 0% to 20% of the Series' total assets and primarily hold derivatives and ETFs.

Within this tactical/completion sleeve the Series may invest in ETFs managed by the Manager and/or its affiliates (“Affiliated ETFs”) and ETFs that are managed by unaffiliated investment advisers (“Unaffiliated ETFs”).  In selecting underlying ETFs, the MIMAK and the Manager may select certain Affiliated ETFs, even if there may (or may not) be one or more Unaffiliated ETFs that investors might regard as equally or more attractive to the Series.

For the purposes of this section, a reference to the Manager may also include MIMAK, with respect to its role as sub-advisor of the Series.

Investment opportunities typically fall into two categories: company-specific ideas which include factors such as a company's competitive positioning, production cycles, cost restructuring or a new management team; and thematic ideas where the Manager considers economic or political forces, interest rate term structure variances, cyclical inflections, changes in consumer behavior or technology shifts.

The Series invests primarily in medium to large, well-established companies, most of which pay a regular dividend, although it may invest in securities issued by companies of any size. In evaluating investments for the Series, the Manager focuses on companies with resilient business models characterized by stable growth rates; strong balance sheets; relative strength in earnings; attractive return profiles and valuation; and strong free cash flow generation. In so doing, the Manager evaluates a company's management team, its financial position, its competitive position and the condition of its respective industry in addition to other factors. The Manager utilizes financial statements, independent research by its investment management personnel, third party research, brand studies done by outside parties and other tools and processes to identify what it believes to be attractive investment opportunities with a focus on the trajectory and sustainability of a company's business model. The Manager also focuses on companies that possess a sustainable competitive advantage, by evaluating factors such as brand equity/loyalty, proprietary technology, switching costs, access to distribution channels, capital requirements, economies of scale, and barriers to entry.

The Series may use a wide range of derivatives instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Series will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the portfolio characteristics. For example, the Series may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return. The Series may also invest in exchange-traded funds (ETFs).

In its fixed-income investments, the Manager focuses on current income and capital preservation. The majority of the Series' debt securities are either US government securities or investment-grade corporate bonds rated BBB- or higher by S&P, or comparably rated by another NRSRO or, if unrated, determined by the Manager to be of comparable quality. The Series may invest up to 20% of its total assets in non-investment-grade debt securities, which may include floating rate notes or secured bank loans. The Series has no limitations on coupon type (i.e., fixed, floating, zero), the range of maturities of the debt securities in which it may invest or on the size of companies in which it may invest.

In selecting debt securities for the Series, the Manager focuses on current income and capital preservation and generally seeks to invest in investment-grade securities. The Series may invest up to 30% of its total assets in foreign securities, including equity and fixed-income securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Additionally, many of the companies in which the Series may invest have diverse operations, with products or services in foreign markets. Therefore, the Series may have indirect exposure to various foreign markets through investments in these companies, even if the Series is not invested directly in such markets.

The Series may invest in bonds of any maturity or duration.

Generally, in determining whether to sell a security, the Manager uses the same analysis as identified above in order to determine if the security is appropriately valued or has met its anticipated price. The Manager also may sell a security if the security ceases to produce income, to reduce the Series' holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Series may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Series receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

When the Manager believes that a temporary defensive position is desirable, the Series may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Series may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Series' investment policies and restrictions, the Series may utilize derivatives instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Series may not achieve its investment objective.

In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: MIMEL and MIMGL. The Manager may also permit MIMGL to execute Series equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL's or MIMGL's specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

Effective on or around July 31, 2025, the following replaces the information in the Macquarie VIP Total Return Series’ statutory prospectus section entitled “How we manage the Series – Our principal investment strategies – Macquarie VIP Total Return Series”:

For the purposes of this section, a reference to the Manager may also include MIMAK with respect to its role as sub-advisor of the Series.

The Series allocates its assets among stocks (US and foreign companies), bonds and money market instruments. The Series does not use a fixed formula for allocating investments between stocks and bonds. While the percentage of assets allocated to each asset class is flexible rather than fixed, the Series normally invests at least 50% of its net assets in stocks, stock equivalents, and convertible securities with the remainder in bonds, cash and money market instruments. The percentages may change due to, among other things, market fluctuations or reallocation decisions by the Series' portfolio managers.

The percentage allocations within the above ranges may change due to, among other things, market fluctuations or reallocation decisions by the Sub-advisor. Reallocations outside of the above ranges are expected to occur infrequently.

In allocating assets, MIMAK and the Manager will apply a dedicated yield focus for existing asset classes, use systematic strategies to expand the investment universe and implement a systematic yield-enhancing security selection process.

In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: MIMEL and MIMGL. The Manager may also permit MIMGL to execute Series equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL's or MIMGL's specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

MIMAK and the Manager express their asset allocation convictions across 25 directional, relative asset class decisions (pairwise views). The pairwise approach allows MIMAK and the Manager to uniquely focus on the direction, rather than the degree, of returns. The result of this approach is to deliver an optimal asset allocation construct in the current and projected economic environment. Proprietary tools deliver additional insights that provide unique inputs into fundamental decision making.

MIMAK and the Manager use a dynamic asset-allocation framework to determine the proportion of the Series' assets that will be allocated to the various asset classes, based on the market assessment and portfolio risk contribution for such asset classes.

The Series may invest in direct US government securities, as well as securities issued by US government-sponsored enterprises. The Series may invest in mortgage-backed securities issued or guaranteed by the US government, its agencies or instrumentalities, or by government-sponsored corporations, and may also invest in mortgage-backed securities issued by certain private, nongovernment entities.

The Series may also invest in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”). High yield bonds include both bonds that are rated below Baa3 by Moody's or below BBB- by S&P as well as unrated bonds that are determined by the Manager to be of equivalent quality.

High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High yield securities may be backed by receivables or other assets. The Manager primarily focus on investments they believe can generate attractive and consistent income. In addition, the manager may seek investments that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole. Although the Manager will consider ratings assigned by ratings agencies in selecting high yield bonds, they rely principally on their own research and investment analysis. The Manager may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager's expectations. They may also decide to continue to hold a bond (or related securities, such as stocks or warrants) after its issuer defaults or is subject to a bankruptcy.

The Series may also invest in real estate related companies and REITs.

In connection with their dynamic asset-allocation framework, MIMAK and the Manager will also manage a tactical/completion sleeve and such sleeve will typically vary from 0% to 20% of the Series' total assets and primarily hold derivatives and ETFs.

Within this tactical/completion sleeve the Series may invest in ETFs managed by the Manager and/or its affiliates (“Affiliated ETFs”) and ETFs that are managed by unaffiliated investment advisers (“Unaffiliated ETFs”).  In selecting underlying ETFs, the MIMAK and the Manager may select certain Affiliated ETFs, even if there may (or may not) be one or more Unaffiliated ETFs that investors might regard as equally or more attractive to the Series.

The Series may use a wide range of derivatives instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Series will use derivatives for both hedging and non-hedging purposes;. For example, the Series may purchase and write call and put options and may engage in option strategies for hedging and/or speculative purposes. In addition, the Series will use derivatives as a substitute for purchasing or selling securities; and to manage the Series' portfolio characteristics. For example, the Series may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

The Series may invest in securities of foreign companies traded in the United States, including sponsored and unsponsored American depositary receipts, as well as foreign securities traded in foreign and emerging markets. The fixed income securities in which the Series may invest include those issued by foreign governments.

The Series is permitted, from time to time, to purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of Series transactions and to minimize currency value fluctuations. However, although the Manager values the Series' assets daily in terms of US dollars, it does not intend to convert the Series' holdings of foreign currencies into US dollars on a daily basis. The Series may also enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of US dollars or other currencies in which the transaction will be consummated.

The Series may invest without restriction in bank loans that meet the credit standards established by the Manager.

The Series may also invest in asset-backed securities.

The Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.”

The Series may invest up to 10% of its net assets in illiquid investments.

The Series' investment objective is nonfundamental. This means that the Series' Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, the Series would notify shareholders at least 60 days before the change became effective.

Effective on or around July 31, 2025, the following replaces the information in the statutory prospectus section entitled “How we manage the Series – Our principal investment strategies – Macquarie VIP Pathfinder Aggressive Series, Macquarie VIP Pathfinder Moderately Aggressive Series, Macquarie VIP Pathfinder Moderate Series, Macquarie VIP Pathfinder Moderately Conservative Series, and Macquarie VIP Pathfinder Conservative Series – Purpose of the Macquarie VIP Pathfinder Series”:

The Macquarie VIP Pathfinder Series (Pathfinder Series) are intended to provide various levels of potential capital appreciation at various levels of risk. Each of the five Pathfinder Series is designed to provide a different asset allocation option corresponding to different investment goals ranging from the highest potential for growth with the highest amount of tolerance for risk, to the lowest potential for growth with the lowest amount of tolerance for risk, and the highest potential for income. Each Pathfinder Series is a “fund of funds,” which means that each Pathfinder Series will seek to achieve its particular level of risk/return by investing primarily in other Macquarie Funds and Macquarie ETFs (Underlying Funds) and short-term investments (including cash) in varying combinations and percentage amounts to achieve each Pathfinder Series' particular investment objective.

Each Pathfinder Series may invest in ETFs managed by the Manager and/or its affiliates (“Affiliated ETFs”) and ETFs that are managed by unaffiliated investment advisers (“Unaffiliated ETFs”).  In selecting underlying ETFs, the MIMAK and the Manager may select certain Affiliated ETFs, even if there may (or may not) be one or more Unaffiliated ETFs that investors might regard as equally or more attractive to the Pathfinder Series.

The Pathfinder Series are primarily designed:

• To help achieve an investor's financial objectives through a professionally developed asset allocation program.

• To maximize long-term total returns at a given level of risk through broad diversification among several traditional asset classes.

In selecting a Pathfinder Series, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.

An asset class is a specific category of assets or investments. Examples of asset classes are equities, fixed income, and cash. Within each asset class there may be several different types of assets. For example, the equity asset class may contain: common stock and/or preferred stocks; large-, mid- and/or small-capitalization stocks; US or international stocks; and growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, equities may generally be expected to provide a higher potential growth rate than fixed income investments, but may require a longer time horizon and more risk than you would expect from most fixed income investments. By combining these various asset classes in different percentage combinations, each Pathfinder Series seeks to provide a different level of potential risk and reward.

Effective on or around July 31, 2025, the following replaces the information in the statutory prospectus section entitled “How we manage the Series – Our principal investment strategies – Macquarie VIP Pathfinder Moderate - Managed Volatility Series, Macquarie VIP Pathfinder Moderately Aggressive - Managed Volatility Series, and Macquarie VIP Pathfinder Moderately Conservative - Managed Volatility Series – Purpose of the Macquarie VIP Pathfinder Managed Volatility Series”:

The Macquarie VIP Pathfinder Managed Volatility Series (Managed Volatility Series) are intended to provide various levels of potential capital appreciation at various levels of risk. Each of the three Managed Volatility Series is designed to provide a different asset allocation option corresponding to different investment goals. Each Managed Volatility Series seeks to achieve its particular investment objective by investing approximately 90-95% (although such amounts may be higher than 95%, depending upon market conditions) of its assets in other Macquarie Funds and Macquarie ETFs (Underlying Funds) and short-term investments (including cash) in varying combinations and percentage amounts. With respect to the portion of its assets that is not invested in Underlying Funds and short-term instruments (including cash), each Managed Volatility Series will invest in exchange-traded futures contracts in an attempt to manage the volatility of the Series' equity returns.

The Manager is each Managed Volatility Series' investment manager and manages the portion of each Managed Volatility Series invested in Underlying Funds and certain short-term instruments (including cash). The Manager has engaged Securian AM as investment subadviser to manage the portion of each Managed Volatility Series that is dedicated to the volatility management strategy.

Each Managed Volatility Series may invest in ETFs managed by the Manager and/or its affiliates (“Affiliated ETFs”) and ETFs that are managed by unaffiliated investment advisers (“Unaffiliated ETFs”).  In selecting underlying ETFs, the MIMAK and the Manager may select certain Affiliated ETFs, even if there may (or may not) be one or more Unaffiliated ETFs that investors might regard as equally or more attractive to the Managed Volatility Series.

The Managed Volatility Series are primarily designed:

• To help achieve an investor's financial objectives through a professionally developed asset allocation program.

• To maximize long-term total returns at a given level of risk through broad diversification among several traditional asset classes and through a volatility management strategy that is intended to manage the volatility of the Series' equity returns.

In selecting a Managed Volatility Series, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.

An asset class is a specific category of assets or investments. Examples of asset classes are equities, fixed income, and cash. Within each asset class there may be several different types of assets. For example, the equity asset class may contain: common stock and/or preferred stocks; large-, mid- and/or small-capitalization stocks; US or international stocks; and growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, equities may generally be expected to provide a higher potential growth rate than fixed income investments, but may require a longer time horizon and more risk than you would expect from most fixed income investments. By combining these various asset classes in different percentage combinations, each Managed Volatility Series seeks to provide a different level of potential risk and reward.

Effective on or around July 31, 2025, the following replaces the information in the statutory prospectus section entitled “How we manage the Series – The risks of investing in the Series – Exchange-traded funds risk”:

Exchange-traded funds risk

The risks of investing in an ETF typically reflect the risks of the instruments in which the underlying ETF invests. The price of an ETF can fluctuate, and a Series could lose money investing in an ETF.

ETFs typically charge their shareholders certain expenses, including management and administrative fees. As a shareholder in an ETF, a Series would bear its pro rata share of the ETF's expenses (which are in addition to the expenses that shareholders pay when investing in a Series). As a result, the Series may bear additional expenses when investing in an ETF, which could reduce the Series' performance.

In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

As with other equity securities transactions, brokers generally charge a commission in connection with the purchase and sale of shares of ETFs. A Series that invests in an ETF may bear these transaction costs, which could reduce the Series' performance.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease the Series' exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs.

For Macquarie VIP Asset Strategy Series, Macquarie VIP Balanced Series, and Macquarie VIP Total Return Series: Because the Series’ Manager or its affiliates provide services to and receive fees from the Affiliated ETFs, the Series’ investments in Affiliated ETFs may benefit the Manager and/or its affiliates.  In addition, it is possible that the Series may hold a significant percentage of the shares of an Affiliated ETF. As a result, the Series’ investments in Affiliated ETFs may create a conflict of interest.  In addition, the Manager’s authority to allocate investments among Affiliated and Unaffiliated ETFs creates conflicts of interest.  For example, investing in Affiliated ETFs could lead to increased assets under management or help support particular investment strategies or the Affiliated ETFs.

For Pathfinder Series and Managed Volatility Series: Because the Pathfinder and Managed Volatility Series’ Manager or its affiliates provide services to and receive fees from the Affiliated ETFs, the Series’ investments in Affiliated ETFs may benefit the Manager and/or its affiliates. In addition, it is possible that the Pathfinder Series and Managed Volatility Series may hold a significant percentage of the shares of an Affiliated ETF. As a result, the Pathfinder Series’ and Managed Volatility Series’ investments in Affiliated ETFs may create a conflict of interest.  In addition, the Manager’s authority to allocate investments among Affiliated and Unaffiliated ETFs creates conflicts of interest.  For example, investing in Affiliated ETFs could lead to increased assets under management or help support particular investment strategies or the Affiliated ETFs.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Series or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated June 27, 2025.